UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-246263	20-4328784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2007, Magellan Midstream Holdings, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with MGG Midstream Holdings, L.P. (the “Selling Unitholder”), Magellan Midstream Holdings GP, LLC., (the “General Partner”), and Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”) covering the sale by the Selling Unitholder of an aggregate 8,500,000 common units representing limited partner interests in the Partnership (the “Units”). The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3/A (Registration No. 333-141228) of the Partnership, as supplemented by the Prospectus Supplement dated September 5, 2007 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on September 6, 2007. Closing of the sale of the Units is scheduled for September 11, 2007. The Selling Unitholder will receive all of the proceeds of the sale of the Units.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Units from the Selling Unitholder are subject to approval of legal matters by counsel and to other conditions. The General Partner, the Partnership and the Selling Unitholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements. None.

(b) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated September 5, 2007 by and among the Partnership, the General Partner, the Selling Unitholder and the Underwriters

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

99.1	Press release dated September 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

	By:	Magellan Midstream Holdings
GP, LLC, its General Partner

Date: September 10, 2007	By:	/s/ Lonny E. Townsend
	Name:	Lonny E. Townsend
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated September 5, 2007 by and among the Partnership, the General Partner, the Selling Unitholder and the Underwriters

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

99.1	Press release dated September 5, 2007